                                 Edison International Executive Severance Program

Edison International adopted an Executive Severance Program effective January 1, 2001, encompassing the following components to be documented as appropriate at a later date:

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                                               SEVERANCE PROVISIONS
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For severance outside of a Change in Control protected period:

o        Cash severance

         Base salary for greater of 1 year or period calculated by the non-executive severance plan formula

         Target bonus for greater of 1 year or period calculated by the non-executive severance plan formula

         Current year's bonus at target, prorated for portion of year served up to severance

o        Benefit enhancements

         Health care:  Extension for greater of 1 year or period calculated by the non-executive severance plan formula, or retiree health care if eligible under the non-executive plan

         Executive Retirement Plan:  Vesting, 1 year of age and service credit, full range of payout choices for terminated vested benefits at age 55 (annuity, lump sum, 5 years, 10 years), 68-point enhancement to calculation if applicable.  If the additional age and service credit brings executive to age 55, then retirement terms would be followed for all executive plans.

         Executive Deferred Compensation Plan:  Vesting of company match and special awards, maintenance of 120%
         crediting rate, choice of waiting until age 55 to take distribution if balance greater than

         $50,000, and full range of payout choices (lump sum, 3 annual, 5 years, 10 years, 15 years)

         Option Gain Deferral Plan:  Choice of waiting until age 55 to take distribution and full range of distribution choices (lump sum, 3 annual, 5 years, 10 years, 15 years)

         Stock options:  1 year of additional vesting of stock options and 1 year in which to exercise post-severance

         Performance shares:  Pro rata vesting with 1 year added to proration and payout at end of normal term of the shares

         Estate and Financial Planning:  1 year extension for eligible senior officers

         Executive Health Enhancement:  1 year extension for eligible senior officers

         Survivor Benefit Plan:  1 year extension of coverage for eligible senior officers and grandfathered executives

         "Old" supplemental benefit plans:  For covered executives, 1-year extension of pre-retirement coverage, then "retirement" provisions and 1 year of age credit for Supplemental Retirement Income calculation

         Outplacement services:  Up to $20,000 over period up to 2 years

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                                           CHANGE IN CONTROL PROVISIONS
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Severance benefits for executives severed during the protected period around a Change in Control:

o        For non-senior executives, severance benefits as described above, except for Change in Control stock option and performance share provisions (see below)

o        For top 6 officers (CEO of Edison International, Southern California Edison, Edison Mission Energy and
         Edison Capital, and the Executive Vice President and General Counsel of Edison International, and the
         Senior Vice President and CFO of Edison International), Change in Control severance benefits enhanced beyond those described above as follows:

              Additional 2 years (up to a total of 3 years' worth) of base salary, target bonus, extended health care, age and service credit in Executive Retirement Plan, Estate and Financial Planning services,
              Executive Health Enhancement services, Survivor Benefit Plan coverage, and (where applicable) "old"
              supplemental benefit plan coverage and age credit in Supplemental Retirement Plan

              Up to $50,000 in outplacement services over period up to 3 years

o        For senior officers other than the top 6, severance benefits enhanced beyond those described above as follows:

              Additional 1 year (up to a total of 2 years' worth) of base salary, target bonus, extended health care, age and service credit in Executive Retirement Plan, Estate and Financial Planning services,
              Executive Health Enhancement services, Survivor Benefit Plan coverage, and (where applicable) "old"
              supplemental benefit plan coverage and age credit in Supplemental Retirement Plan

              Up to $30,000 in outplacement services over period up to 3 years

o        Excise tax gross-up for all executives incurring excise tax

Provisions for stock options, performance shares and dividend equivalents in a change in control:

o        If the awards are continued in a substantially equivalent form or replaced with awards of equal value after the change in control, then in the event of severance during the protected period, full vesting and 1, 2, or 3 years to exercise after severance (3 years for the top 6, 2 years for senior officers other than the top 6, 1 year for all other executives) would apply up to the limit of the original term of any given award

o        If any of the three types of award is not continued in a substantially equivalent form or replaced after the change in control, then all awards of that type would vest upon the change in control.  Stock options would be exercisable, and cash would be payable for dividend equivalents based on 100% crediting of dividend equivalents to the date of termination of the awards, or for performance shares based on the greater of the target number of shares or the number of shares per the relative TSR status at the time of termination of the awards.